Exhibit 10.3

CHANGE ORDER FORM

Smokeless Flare Modification Study

PROJECT NAME: Sabine Pass LNG Stage 2 Liquefaction Facility OWNER: Sabine Pass Liquefaction, LLC CONTRACTOR: Bechtel Oil, Gas and Chemicals, Inc. DATE OF AGREEMENT: December 20, 2012	CHANGE ORDER NUMBER: CO-00021 DATE OF CHANGE ORDER: March 29, 2016

The Agreement between the Parties listed above is changed as follows:

1.
Per Article 6.1.B of the Agreement, Parties agree Bechtel is to conduct a study to potentially identify a short-term and a long-term solution to mitigate smoke production in the flare systems to all wet, dry and marine flares.

2.	The study referenced above will form the estimate for the implementation of short-term and long-term flare modifications.

3.	The overall cost breakdown for this Change Order is detailed in Exhibit A.

4.	Schedule C-1 (Milestone Payment Schedule) of Attachment C of the Agreement will be amended by including the milestone(s) listed in Exhibit B of this Change Order.

Adjustment to Contract Price

The original Contract Price was	$3,769,000,000
Net change by previously authorized Change Orders (#0001-00020)	$31,299,776
The Contract Price prior to this Change Order was	$3,800,299,776
The Contract Price will be (increased) by this Change Order in the amount of	$660,681
The new Contract Price including this Change Order will be	$3,800,960,457

Adjustment to dates in Project Schedule
The following dates are modified (list all dates modified; insert N/A if no dates modified): No impact to Project Schedule.

Adjustment to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary)

Adjustment to Payment Schedule: Yes

Adjustment to Minimum Acceptance Criteria: N/A

Adjustment to Performance Guarantees: N/A

Adjustment to Design Basis: N/A

Other adjustments to liability or obligation of Contractor or Owner under the Agreement: N/A

Select either A or B:
[A] This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change. Initials:
/s/ DV Contractor /s/EL Owner

~~[B] This Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall not be deemed to compensate Contractor fully for such change. Initials: ____ Contractor ____ Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

/s/ Ed Lehotsky	/s/ Dena Volovar
Owner	Contractor
Ed Lehotsky	Dena Volovar
Name	Name
SVP LNG E&C	Project Manager
Title	Title
June 16, 2016	March 29, 2016
Date of Signing	Date of Signing

CHANGE ORDER FORM

Cable Tray Support and Arc Flash Study

PROJECT NAME: Sabine Pass LNG Stage 2 Liquefaction Facility OWNER: Sabine Pass Liquefaction, LLC CONTRACTOR: Bechtel Oil, Gas and Chemicals, Inc. DATE OF AGREEMENT: December 20, 2012	CHANGE ORDER NUMBER: CO-00022 DATE OF CHANGE ORDER: May 4, 2016

The Agreement between the Parties listed above is changed as follows:

1.
Per Article 6.1.B of the Agreement, Parties agree Bechtel will design supplemental cable tray supports, including drawings, details, bill of materials and a cost estimate for the associated material and installation labor. Neither procurement of materials nor installation of the supplemental supports is included in this Change Order.

2.
Per Article 6.1.B of the Agreement, Parties agree Bechtel will conduct two (2) additional Arc Flash case studies (Tie Open and Tie Closed) for the following scenario: two (2) GTGs in service and a load combination of one (1) train, part of vaporization plant and three (3) BOG compressors.

3.	The overall cost breakdown for this Change Order is detailed in Exhibit A.

4.	Schedule C-1 (Milestone Payment Schedule) of Attachment C of the Agreement will be amended by including the milestone(s) listed in Exhibit B of this Change Order.

Adjustment to Contract Price

The original Contract Price was	$3,769,000,000
Net change by previously authorized Change Orders (#0001-00021)	$31,960,457
The Contract Price prior to this Change Order was	$3,800,960,457
The Contract Price will be (increased) by this Change Order in the amount of	$92,542
The new Contract Price including this Change Order will be	$3,801,052,999

Adjustment to dates in Project Schedule
The following dates are modified (list all dates modified; insert N/A if no dates modified): N/A

Adjustment to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary)

Adjustment to Payment Schedule: Yes. See Exhibit B.

Adjustment to Minimum Acceptance Criteria: N/A

Adjustment to Performance Guarantees: N/A

Adjustment to Design Basis: N/A

Other adjustments to liability or obligation of Contractor or Owner under the Agreement: N/A

Select either A or B:
[A] This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change. Initials:
/s/ DV Contractor /s/ EL Owner

~~[B] This Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall not be deemed to compensate Contractor fully for such change. Initials: ____ Contractor ____ Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

/s/ Ed Lehotsky	/s/ Dena Volovar
Owner	Contractor
Ed Lehotsky	Dena Volovar
Name	Name
SVP LNG E&C	Principal Vice President
Title	Title
May 25, 2016	May 5, 2016
Date of Signing	Date of Signing

CHANGE ORDER FORM

Re-Orientation of PSV Bypass Valves

PROJECT NAME: Sabine Pass LNG Stage 2 Liquefaction Facility OWNER: Sabine Pass Liquefaction, LLC CONTRACTOR: Bechtel Oil, Gas and Chemicals, Inc. DATE OF AGREEMENT: December 20, 2012	CHANGE ORDER NUMBER: CO-00023 DATE OF CHANGE ORDER: May 17, 2016

The Agreement between the Parties listed above is changed as follows:

1.
Per Article 6.1.B of the Agreement, Parties agree Bechtel will modify the current PSV bypass valve orientation on Subprojects 3 and 4 so that the cavity relief vents of the PSV bypass valves are on the high pressure side of the valves. This Change Order includes engineering hours to revise P&IDs and Isometric drawings.

2.	The cost breakdown for this Change Order is detailed in Exhibit A.

3.	Schedule C-1 (Milestone Payment Schedule) of Attachment C of the Agreement will be amended by including the milestone(s) listed in Exhibit B of this Change Order.

Adjustment to Contract Price

The original Contract Price was	$3,769,000,000
Net change by previously authorized Change Orders (#0001-00022)	$32,052,999
The Contract Price prior to this Change Order was	$3,801,052,999
The Contract Price will be (increased) by this Change Order in the amount of	$25,648
The new Contract Price including this Change Order will be	$3,801,078,647

Adjustment to dates in Project Schedule
The following dates are modified (list all dates modified; insert N/A if no dates modified): N/A

Adjustment to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary)

Adjustment to Payment Schedule: Yes. See Exhibit B.

Adjustment to Minimum Acceptance Criteria: N/A

Adjustment to Performance Guarantees: N/A

Adjustment to Design Basis: N/A

Other adjustments to liability or obligation of Contractor or Owner under the Agreement: N/A

Select either A or B:
[A] This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change. Initials:
/s/ DV Contractor /s/ EL Owner

~~[B] This Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall not be deemed to compensate Contractor fully for such change. Initials: ____ Contractor ____ Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

/s/ Ed Lehotsky	/s/ Dena Volovar
Owner	Contractor
Ed Lehotsky	Dena Volovar
Name	Name
SVP LNG E&C	Principal Vice President
Title	Title
June 16, 2016	May 17, 2016
Date of Signing	Date of Signing